                                                                      EXHIBIT 24



                                POWER OF ATTORNEY

                              ROWAN COMPANIES, INC.


                                Re: SEC Form S-8
                        Associated with the Restated 1988
                         Nonqualified Stock Option Plan


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of
Rowan Companies, Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint C. R. Palmer and E. E. Thiele, and each of them acting individually, his true and lawful attorney with power to act without the other with full power of substitution and resubstitution in each, to execute, deliver and file, for and on behalf, and in his name and in his capacity or capacities as aforesaid, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental thereto, with respect to an issue of an additional 3,000,000 shares of Common Stock, $.125 par value, of the Company issuable on exercise of grants under the Restated 1988 Nonqualified Stock Option Plan, and any and all amendments and post-effective amendments thereto or supplements to the Prospectus contained therein, hereby granting to said attorneys and each of them, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and thing which said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of August, 1999.


                                                     /s/ Ralph E. Bailey
                                                     ---------------------------

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

                              ROWAN COMPANIES, INC.


                                Re: SEC Form S-8
                        Associated with the Restated 1988
                         Nonqualified Stock Option Plan


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Rowan Companies, Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint C. R. Palmer and E. E. Thiele, and each of them acting individually, his true and lawful attorney with power to act without the other with full power of substitution and resubstitution in each, to execute, deliver and file, for and on behalf, and in his name and in his capacity or capacities as aforesaid, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental thereto, with respect to an issue of an additional 3,000,000 shares of Common Stock, $.125 par value, of the Company issuable on exercise of grants under the Restated 1988 Nonqualified Stock Option Plan, and any and all amendments and post-effective amendments thereto or supplements to the Prospectus contained therein, hereby granting to said attorneys and each of them, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and thing which said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of August, 1999.


                                                     /s/ Henry O. Boswell
                                                     ---------------------------

                                                                      EXHIBIT 24



                                POWER OF ATTORNEY

                              ROWAN COMPANIES, INC.


                                Re: SEC Form S-8
                        Associated with the Restated 1988
                         Nonqualified Stock Option Plan


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Rowan Companies, Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint C. R. Palmer and E. E. Thiele, and each of them acting individually, his true and lawful attorney with power to act without the other with full power of substitution and resubstitution in each, to execute, deliver and file, for and on behalf, and in his name and in his capacity or capacities as aforesaid, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental thereto, with respect to an issue of an additional 3,000,000 shares of Common Stock, $.125 par value, of the Company issuable on exercise of grants under the Restated 1988 Nonqualified Stock Option Plan, and any and all amendments and post-effective amendments thereto or supplements to the Prospectus contained therein, hereby granting to said attorneys and each of them, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and thing which said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of August, 1999.


                                                     /s/ Hans M. Brinkhorst
                                                     ---------------------------

                                                                      EXHIBIT 24



                                POWER OF ATTORNEY

                              ROWAN COMPANIES, INC.


                                Re: SEC Form S-8
                        Associated with the Restated 1988
                         Nonqualified Stock Option Plan


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Rowan Companies, Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint C. R. Palmer and E. E. Thiele, and each of them acting individually, his true and lawful attorney with power to act without the other with full power of substitution and resubstitution in each, to execute, deliver and file, for and on behalf, and in his name and in his capacity or capacities as aforesaid, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental thereto, with respect to an issue of an additional 3,000,000 shares of Common Stock, $.125 par value, of the Company issuable on exercise of grants under the Restated 1988 Nonqualified Stock Option Plan, and any and all amendments and post-effective amendments thereto or supplements to the Prospectus contained therein, hereby granting to said attorneys and each of them, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and thing which said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of August, 1999.


                                                     /s/ R. G. Croyle
                                                     ---------------------------

                                                                      EXHIBIT 24



                                POWER OF ATTORNEY

                              ROWAN COMPANIES, INC.


                                Re: SEC Form S-8
                        Associated with the Restated 1988
                         Nonqualified Stock Option Plan


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Rowan Companies, Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint C. R. Palmer and E. E. Thiele, and each of them acting individually, his true and lawful attorney with power to act without the other with full power of substitution and resubstitution in each, to execute, deliver and file, for and on behalf, and in his name and in his capacity or capacities as aforesaid, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental thereto, with respect to an issue of an additional 3,000,000 shares of Common Stock, $.125 par value, of the Company issuable on exercise of grants under the Restated 1988 Nonqualified Stock Option Plan, and any and all amendments and post-effective amendments thereto or supplements to the Prospectus contained therein, hereby granting to said attorneys and each of them, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and thing which said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of August, 1999.


                                                     /s/ H. E. Lentz
                                                     ---------------------------

                                                                      EXHIBIT 24



                                POWER OF ATTORNEY

                              ROWAN COMPANIES, INC.


                                Re: SEC Form S-8
                        Associated with the Restated 1988
                         Nonqualified Stock Option Plan


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Rowan Companies, Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint C. R. Palmer and E. E. Thiele, and each of them acting individually, his true and lawful attorney with power to act without the other with full power of substitution and resubstitution in each, to execute, deliver and file, for and on behalf, and in his name and in his capacity or capacities as aforesaid, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental thereto, with respect to an issue of an additional 3,000,000 shares of Common Stock, $.125 par value, of the Company issuable on exercise of grants under the Restated 1988 Nonqualified Stock Option Plan, and any and all amendments and post-effective amendments thereto or supplements to the Prospectus contained therein, hereby granting to said attorneys and each of them, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and thing which said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of August, 1999.


                                                     /s/ D. F. McNease
                                                     ---------------------------

                                                                      EXHIBIT 24



                                POWER OF ATTORNEY

                              ROWAN COMPANIES, INC.


                                Re: SEC Form S-8
                        Associated with the Restated 1988
                         Nonqualified Stock Option Plan


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Rowan Companies, Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint C. R. Palmer and E. E. Thiele, and each of them acting individually, his true and lawful attorney with power to act without the other with full power of substitution and resubstitution in each, to execute, deliver and file, for and on behalf, and in his name and in his capacity or capacities as aforesaid, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental thereto, with respect to an issue of an additional 3,000,000 shares of Common Stock, $.125 par value, of the Company issuable on exercise of grants under the Restated 1988 Nonqualified Stock Option Plan, and any and all amendments and post-effective amendments thereto or supplements to the Prospectus contained therein, hereby granting to said attorneys and each of them, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and thing which said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of August, 1999.


                                                     /s/ Lord Moynihan
                                                     ---------------------------

                                                                      EXHIBIT 24



                                POWER OF ATTORNEY

                              ROWAN COMPANIES, INC.


                                Re: SEC Form S-8
                        Associated with the Restated 1988
                         Nonqualified Stock Option Plan


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Rowan Companies, Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint C. R. Palmer and E. E. Thiele, and each of them acting individually, his true and lawful attorney with power to act without the other with full power of substitution and resubstitution in each, to execute, deliver and file, for and on behalf, and in his name and in his capacity or capacities as aforesaid, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental thereto, with respect to an issue of an additional 3,000,000 shares of Common Stock, $.125 par value, of the Company issuable on exercise of grants under the Restated 1988 Nonqualified Stock Option Plan, and any and all amendments and post-effective amendments thereto or supplements to the Prospectus contained therein, hereby granting to said attorneys and each of them, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and thing which said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of August, 1999.


                                                     /s/ Wilfred P. Schmoe
                                                     ---------------------------

                                                                      EXHIBIT 24



                                POWER OF ATTORNEY

                              ROWAN COMPANIES, INC.


                                Re: SEC Form S-8
                        Associated with the Restated 1988
                         Nonqualified Stock Option Plan


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Rowan Companies, Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint C. R. Palmer and E. E. Thiele, and each of them acting individually, his true and lawful attorney with power to act without the other with full power of substitution and resubstitution in each, to execute, deliver and file, for and on behalf, and in his name and in his capacity or capacities as aforesaid, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental thereto, with respect to an issue of an additional 3,000,000 shares of Common Stock, $.125 par value, of the Company issuable on exercise of grants under the Restated 1988 Nonqualified Stock Option Plan, and any and all amendments and post-effective amendments thereto or supplements to the Prospectus contained therein, hereby granting to said attorneys and each of them, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and thing which said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of August, 1999.


                                                     /s/ Charles P. Siess, Jr.
                                                     ---------------------------

                                                                      EXHIBIT 24



                                POWER OF ATTORNEY

                              ROWAN COMPANIES, INC.


                                Re: SEC Form S-8
                        Associated with the Restated 1988
                         Nonqualified Stock Option Plan


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Rowan Companies, Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint C. R. Palmer and E. E. Thiele, and each of them acting individually, his true and lawful attorney with power to act without the other with full power of substitution and resubstitution in each, to execute, deliver and file, for and on behalf, and in his name and in his capacity or capacities as aforesaid, a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental thereto, with respect to an issue of an additional 3,000,000 shares of Common Stock, $.125 par value, of the Company issuable on exercise of grants under the Restated 1988 Nonqualified Stock Option Plan, and any and all amendments and post-effective amendments thereto or supplements to the Prospectus contained therein, hereby granting to said attorneys and each of them, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and thing which said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of August, 1999.


                                                     /s/ C. W. Yeargain
                                                     ---------------------------